UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05199
Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

December
Date of reporting period:
December 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
Variable Portfolio – Managed Volatility Conservative Fund
Class 1
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about Variable Portfolio – Managed Volatility Conservative Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$ 30	0.29%
Management's Discussion of Fund Performance
The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Despite heightened equity volatility, the managers maintained an overweight allocation to equities throughout a majority of the annual period. This allocation, driven by the dynamic algorithm (a quantitative tool used by the portfolio managers to help direct equity exposure), contributed to relative performance as equities outperformed fixed income during the period.
Tactical adjustments
| The managers tactically adjusted actual equity exposure relative to the suggested dynamic algorithm targets. This tactical discretion served as a contributor to relative performance.
Underlying manager performance
| In general, core bond managers and U.S. small-cap equity managers, on average, outperformed their assigned benchmarks.
Derivatives usage
| On a standalone basis, the Fund’s use of derivatives had a positive impact on Fund performance during the period.
Top Performance Detractors
Underlying manager performance
| In general, U.S. large-cap managers and international equity managers, on average, underperformed their assigned benchmarks.
Capital protection sleeves
| Capital protection sleeves, which are used to help protect against outsized losses stemming from potential extreme events, or meaningful downside, in equity markets, detracted due to time decay (carrying costs, etc.) in the underlying capital protection instruments.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1 (a)	4.66	1.21	2.47
Blended Benchmark - 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 ® Index, 6% MSCI EAFE Index (Net)	4.38	2.06	3.26
Bloomberg U.S. Aggregate Bond Index	1.25	(0.33)	1.35
(a)
The returns shown for periods prior to February 20, 2019 (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of Class 2. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit
columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.

Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 556,953,983
Total number of portfolio holdings	112
Management services fees (represents 0.21% of Fund average net assets)	$ 1,185,495
Portfolio turnover for the reporting period	174%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Exposure
Long
Equity Risk	2.6%
Foreign Exchange Risk	6.7%
Interest Rate Risk	7.0%
Short
Equity Risk	15.2%
Foreign Exchange Risk	5.2%
Interest Rate Risk	2.8%
Asset Categories
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Variable Portfolio – Managed Volatility Conservative Fund
Class 2
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about Variable Portfolio – Managed Volatility Conservative Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$ 55	0.54%
Management's Discussion of Fund Performance
The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Despite heightened equity volatility, the managers maintained an overweight allocation to equities throughout a majority of the annual period. This allocation, driven by the dynamic algorithm (a quantitative tool used by the portfolio managers to help direct equity exposure), contributed to relative performance as equities outperformed fixed income during the period.
Tactical adjustments
| The managers tactically adjusted actual equity exposure relative to the suggested dynamic algorithm targets. This tactical discretion served as a contributor to relative performance.
Underlying manager performance
| In general, core bond managers and U.S. small-cap equity managers, on average, outperformed their assigned benchmarks.
Derivatives usage
| On a standalone basis, the Fund’s use of derivatives had a positive impact on Fund performance during the period.
Top Performance Detractors
Underlying manager performance
| In general, U.S. large-cap managers and international equity managers, on average, underperformed their assigned benchmarks.
Capital protection sleeves
| Capital protection sleeves, which are used to help protect against outsized losses stemming from potential extreme events, or meaningful downside, in equity markets, detracted due to time decay (carrying costs, etc.) in the underlying capital protection instruments.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	4.31	0.96	2.31
Blended Benchmark - 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 ® Index, 6% MSCI EAFE Index (Net)	4.38	2.06	3.26
Bloomberg U.S. Aggregate Bond Index	1.25	(0.33)	1.35
Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 556,953,983
Total number of portfolio holdings	112
Management services fees (represents 0.21% of Fund average net assets)	$ 1,185,495
Portfolio turnover for the reporting period	174%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Exposure
Long
Equity Risk	2.6%
Foreign Exchange Risk	6.7%
Interest Rate Risk	7.0%
Short
Equity Risk	15.2%
Foreign Exchange Risk	5.2%
Interest Rate Risk	2.8%
Asset Categories
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Audit fees (a)	31,493	30,090	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	17,173	14,000	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Variable Portfolio – Managed Volatility Conservative Fund
Annual Financial Statements and Additional Information
December 31, 2024
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Variable Portfolio – Managed Volatility Conservative Fund | 2024

Portfolio of Investments
December 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 18.1%
	Shares	Value ($)
International 5.4%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	1,388,469	18,341,673
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	300,030	3,201,324
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	378,101	4,264,980
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	421,886	4,307,457
Total		30,115,434
U.S. Large Cap 11.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	91,400	4,935,591
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	106,821	12,064,370
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	153,141	7,497,766
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	557,614	13,120,647
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	173,247	7,569,164
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	85,302	3,662,034
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	50,485	3,617,251
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	92,463	3,631,966
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares(a),(b)	61,322	3,621,673
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	66,882	3,075,214
Total		62,795,676
U.S. Mid Cap 0.6%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	30,150	1,692,946
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	41,643	1,726,513
Total		3,419,459
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 0.8%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	73,918	992,721
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a)	70,077	990,192
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	36,362	1,257,020
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	32,231	1,266,984
Total		4,506,917
Total Equity Funds (Cost $56,729,437)		100,837,486

Exchange-Traded Equity Funds 2.5%

U.S. Mid Large Cap 2.5%
iShares Core S&P 500 ETF	18,400	10,831,712
Vanguard S&P 500 ETF	5,500	2,963,455
Total		13,795,167
Total Exchange-Traded Equity Funds (Cost $13,818,364)		13,795,167

Exchange-Traded Fixed Income Funds 5.8%

Investment Grade 5.8%
iShares Core U.S. Aggregate Bond ETF	163,000	15,794,700
iShares iBoxx $ Investment Grade Corporate Bond ETF	79,600	8,504,464
Vanguard Intermediate-Term Corporate Bond ETF	103,000	8,267,810
Total		32,566,974
Total Exchange-Traded Fixed Income Funds (Cost $32,464,501)		32,566,974

Fixed Income Funds 55.2%

Investment Grade 55.2%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	6,596,838	55,017,626
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,200,950	21,019,076
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	4,552,770	33,144,166
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,389,032	20,951,808
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,377,181	57,075,767
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	6,054,435	55,034,818
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	6,809,647	65,304,519
Total		307,547,780
Total Fixed Income Funds (Cost $351,647,064)		307,547,780

Residential Mortgage-Backed Securities - Agency 8.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/16/2040- 01/14/2055	3.000%	17,100,000	14,602,747
01/16/2040- 01/14/2055	3.500%	4,900,000	4,424,618
01/16/2040- 01/14/2055	4.000%	15,597,000	14,358,064
01/14/2055	4.500%	11,650,000	10,956,503
01/14/2055	5.000%	4,900,000	4,728,865
Total Residential Mortgage-Backed Securities - Agency (Cost $50,037,546)			49,070,797

Put Option Contracts Purchased 0.3%
Value ($)
(Cost $1,715,207)	1,479,385

Money Market Funds 17.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.573%(a),(d)	98,393,195	98,373,516
Total Money Market Funds (Cost $98,349,713)		98,373,516
Total Investments in Securities (Cost: $604,761,832)		603,671,105
Other Assets & Liabilities, Net		(46,717,122)
Net Assets		556,953,983
At December 31, 2024, securities and/or cash totaling $3,368,476 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,500,000 CHF	3,995,274 USD	Barclays	01/08/2025	136,487	—
1,500,000 EUR	1,578,120 USD	Barclays	01/08/2025	24,028	—
360,000,000 JPY	2,381,280 USD	Barclays	01/08/2025	91,909	—
3,000,000 NOK	271,704 USD	Barclays	01/08/2025	8,165	—
2,000,000 NZD	1,171,250 USD	Barclays	01/08/2025	52,212	—
12,500,000 SEK	1,131,467 USD	Barclays	01/08/2025	1,353	—
4,333,464 USD	48,000,000 NOK	Barclays	01/08/2025	—	(116,845)
587,975 USD	1,000,000 NZD	Barclays	01/08/2025	—	(28,459)
321,617 USD	3,500,000 SEK	Barclays	01/08/2025	—	(5,185)
500,000 GBP	632,235 USD	Citi	01/08/2025	6,312	—
5,000,000 NOK	448,865 USD	Citi	01/08/2025	9,634	—
485,033 USD	750,000 AUD	Citi	01/08/2025	—	(20,818)
895,658 USD	850,000 EUR	Citi	01/08/2025	—	(15,005)
634,578 USD	500,000 GBP	Citi	01/08/2025	—	(8,655)
2,315,887 USD	355,000,000 JPY	Citi	01/08/2025	—	(58,313)
1,177,920 USD	2,000,000 NZD	Citi	01/08/2025	—	(58,883)
1,000,000 NOK	87,972 USD	Goldman Sachs International	01/08/2025	126	—
447,545 USD	350,000 GBP	Goldman Sachs International	01/08/2025	—	(9,399)
1,250,000 AUD	814,375 USD	HSBC	01/08/2025	40,683	—
400,000,000 JPY	2,654,720 USD	HSBC	01/08/2025	110,975	—
3,600,000 NZD	2,139,120 USD	HSBC	01/08/2025	124,854	—
2,884,337 USD	2,750,000 EUR	HSBC	01/08/2025	—	(35,168)
1,128,530 USD	2,000,000 NZD	HSBC	01/08/2025	—	(9,493)
250,000 CHF	283,888 USD	Morgan Stanley	01/08/2025	8,260	—
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,650,000 EUR	3,837,831 USD	Morgan Stanley	01/08/2025	56,206	—
250,000 GBP	312,919 USD	Morgan Stanley	01/08/2025	—	(43)
100,000,000 JPY	650,364 USD	Morgan Stanley	01/08/2025	14,428	—
6,500,000 NOK	586,394 USD	Morgan Stanley	01/08/2025	15,393	—
3,500,000 SEK	321,978 USD	Morgan Stanley	01/08/2025	5,545	—
785,109 USD	120,000,000 JPY	Morgan Stanley	01/08/2025	—	(21,985)
1,050,646 USD	11,500,000 SEK	Morgan Stanley	01/08/2025	—	(10,940)
2,000,000 CAD	1,426,134 USD	UBS	01/08/2025	34,515	—
2,500,000 EUR	2,598,068 USD	UBS	01/08/2025	7,913	—
3,664,612 USD	5,600,000 AUD	UBS	01/08/2025	—	(198,473)
703,519 USD	1,000,000 CAD	UBS	01/08/2025	—	(7,710)
1,918,530 USD	1,500,000 GBP	UBS	01/08/2025	—	(40,763)
179,218 USD	2,000,000 NOK	UBS	01/08/2025	—	(3,526)
2,124,014 USD	3,700,000 NZD	UBS	01/08/2025	—	(53,796)
300,000 AUD	191,098 USD	Wells Fargo	01/08/2025	5,412	—
1,100,000 CAD	763,512 USD	Wells Fargo	01/08/2025	—	(1,878)
750,000 GBP	946,492 USD	Wells Fargo	01/08/2025	7,609	—
75,000,000 JPY	487,124 USD	Wells Fargo	01/08/2025	10,171	—
1,333,862 USD	2,100,000 AUD	Wells Fargo	01/08/2025	—	(34,060)
5,209,905 USD	7,250,000 CAD	Wells Fargo	01/08/2025	—	(165,286)
1,959,761 USD	1,850,000 EUR	Wells Fargo	01/08/2025	—	(43,046)
314,685 USD	250,000 GBP	Wells Fargo	01/08/2025	—	(1,724)
3,182,899 USD	500,000,000 JPY	Wells Fargo	01/08/2025	—	(3,217)
636,422 USD	1,100,000 NZD	Wells Fargo	01/08/2025	—	(20,951)
275,761 USD	3,000,000 SEK	Wells Fargo	01/08/2025	—	(4,533)
Total				772,190	(978,154)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
CAC40 Index	14	01/2025	EUR	1,033,830	373	—
Euro STOXX 50 Index	17	03/2025	EUR	829,770	—	(18,330)
IBEX 35 Index	9	01/2025	EUR	1,042,794	—	(17,723)
MSCI Singapore Index	13	01/2025	SGD	485,485	—	(2,103)
OMXS30 Index	21	01/2025	SEK	5,214,300	—	(11,796)
S&P 500 Index E-mini	33	03/2025	USD	9,793,988	—	(13,720)
S&P/TSX 60 Index	2	03/2025	CAD	594,040	—	(10,310)
TOPIX Index	2	03/2025	JPY	55,730,000	7,295	—
U.S. Treasury 10-Year Note	35	03/2025	USD	3,806,250	—	(61,091)
U.S. Treasury 2-Year Note	100	03/2025	USD	20,560,938	13,078	—
U.S. Treasury 5-Year Note	136	03/2025	USD	14,457,438	—	(58,208)
Total					20,746	(193,281)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DAX Index	(4)	03/2025	EUR	(2,005,200)	49,878	—
FTSE 100 Index	(9)	03/2025	GBP	(736,245)	8,926	—
Russell 2000 Index E-mini	(4)	03/2025	USD	(449,960)	23,597	—
S&P 500 Index E-mini	(21)	03/2025	USD	(6,232,538)	150,562	—
SPI 200 Index	(7)	03/2025	AUD	(1,425,900)	14,797	—
U.S. Long Bond	(67)	03/2025	USD	(7,627,531)	184,051	—
U.S. Treasury Ultra Bond	(67)	03/2025	USD	(7,966,719)	271,998	—
Total					703,809	—

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	27,643,661	47	4,600.00	06/18/2026	678,195	493,030
S&P 500 Index	Morgan Stanley	USD	20,585,705	35	4,700.00	06/18/2026	516,777	403,025
S&P 500 Index	Morgan Stanley	USD	12,939,586	22	4,900.00	06/18/2026	257,917	304,700
S&P 500 Index	Morgan Stanley	USD	12,939,586	22	4,800.00	06/18/2026	262,318	278,630
Total							1,715,207	1,479,385
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 4.573%
	132,502,429	71,985,332	(106,108,495)	(5,750)	98,373,516	—	6,284	6,595,604	98,393,195
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	5,915,683	335,053	(1,024,038)	(291,107)	4,935,591	—	1,486,471	—	91,400
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	14,425,389	807,896	(2,777,396)	(391,519)	12,064,370	—	3,606,269	—	106,821
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	57,050,490	4,610,559	(6,188,041)	(455,382)	55,017,626	—	(1,139,392)	2,680,222	6,596,838
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	5,483,207	1,926,563	(1,217,108)	1,305,104	7,497,766	—	537,758	—	153,141
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	21,282,133	1,824,129	(2,276,669)	189,483	21,019,076	—	(17,527)	812,342	2,200,950
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	34,860,108	4,156,197	(4,343,329)	(1,528,810)	33,144,166	—	(1,177,883)	1,322,741	4,552,770
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	20,062,403	2,632,314	(4,271,049)	(81,995)	18,341,673	—	(11,577)	867,340	1,388,469
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	15,744,315	894,002	(4,778,875)	1,261,205	13,120,647	—	2,000,993	—	557,614
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	5,492,513	2,292,922	(839,758)	623,487	7,569,164	—	127,979	—	173,247
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	1,833,029	246,325	(653,663)	267,255	1,692,946	—	154,469	—	30,150
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	1,834,660	192,459	(449,952)	149,346	1,726,513	—	76,236	—	41,643
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	766,283	386,422	(199,444)	39,460	992,721	41,695	7,045	7,140	73,918
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	765,484	337,288	(313,751)	201,171	990,192	—	(14,336)	21,892	70,077
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	21,713,205	1,631,935	(2,420,234)	26,902	20,951,808	—	(401,564)	706,762	2,389,032
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	59,104,752	4,500,444	(6,351,935)	(177,494)	57,075,767	—	(1,257,047)	2,438,024	6,377,181
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – MFS® Value Fund, Class 1 Shares
	2,641,813	1,109,636	(316,341)	226,926	3,662,034	—	99,110	—	85,302
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	2,639,133	1,020,644	(457,641)	415,115	3,617,251	—	210,532	—	50,485
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	2,640,993	1,128,111	(370,105)	232,967	3,631,966	—	98,945	—	92,463
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	57,014,515	4,583,749	(5,433,946)	(1,129,500)	55,034,818	—	(774,788)	2,306,645	6,054,435
CTIVP® – Westfield Select Large Cap Growth Fund, Class 1 Shares
	—	3,814,305	(752,530)	559,898	3,621,673	—	91,840	—	61,322
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	67,601,195	4,746,581	(7,026,606)	(16,651)	65,304,519	—	(922,903)	2,394,478	6,809,647
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	3,703,351	210,739	(674,884)	(163,992)	3,075,214	—	920,102	—	66,882
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	3,487,150	364,028	(705,334)	55,480	3,201,324	—	110,366	43,834	300,030
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	3,509,167	1,281,988	(384,395)	(141,780)	4,264,980	—	32,439	23,806	378,101
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	3,499,134	1,149,311	(397,856)	56,868	4,307,457	—	4,085	102,949	421,886
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	4,539,282	194,394	(2,548,456)	(928,200)	1,257,020	—	1,455,590	—	36,362
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	4,542,573	264,247	(2,019,030)	(1,520,806)	1,266,984	—	1,711,733	—	32,231
Total	554,654,389			(1,222,319)	506,758,782	41,695	7,021,229	20,323,779

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2024.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	100,837,486	100,837,486
Exchange-Traded Equity Funds	13,795,167	—	—	—	13,795,167
Exchange-Traded Fixed Income Funds	32,566,974	—	—	—	32,566,974
Fixed Income Funds	—	—	—	307,547,780	307,547,780
Residential Mortgage-Backed Securities - Agency	—	49,070,797	—	—	49,070,797
Put Option Contracts Purchased	1,479,385	—	—	—	1,479,385
Money Market Funds	98,373,516	—	—	—	98,373,516
Total Investments in Securities	146,215,042	49,070,797	—	408,385,266	603,671,105
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	772,190	—	—	772,190
Futures Contracts	724,555	—	—	—	724,555
Liability
Forward Foreign Currency Exchange Contracts	—	(978,154)	—	—	(978,154)
Futures Contracts	(193,281)	—	—	—	(193,281)
Total	146,746,316	48,864,833	—	408,385,266	603,996,415
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Fair value measurements   (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Statement of Assets and Liabilities
December 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $96,320,411)	$95,432,938
Affiliated issuers (cost $506,726,214)	506,758,782
Option contracts purchased (cost $1,715,207)	1,479,385
Cash collateral held at broker for:
Option contracts purchased	650,000
TBA	938,000
Margin deposits on:
Futures contracts	1,780,476
Unrealized appreciation on forward foreign currency exchange contracts	772,190
Receivable for:
Investments sold	247,287
Investments sold on a delayed delivery basis	5,039,308
Capital shares sold	37,485
Dividends	391,551
Interest	75,955
Variation margin for futures contracts	96,740
Prepaid expenses	5,446
Deferred compensation of board members	90,005
Total assets	613,795,548
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	978,154
Payable for:
Investments purchased on a delayed delivery basis	55,217,828
Capital shares redeemed	390,753
Variation margin for futures contracts	67,451
Management services fees	3,150
Distribution and/or service fees	3,809
Service fees	28,633
Compensation of chief compliance officer	99
Compensation of board members	565
Other expenses	28,328
Deferred compensation of board members	122,795
Total liabilities	56,841,565
Net assets applicable to outstanding capital stock	$556,953,983
Represented by
Trust capital	$556,953,983
Total - representing net assets applicable to outstanding capital stock	$556,953,983
Class 1
Net assets	$648,368
Shares outstanding	48,078
Net asset value per share	$13.49
Class 2
Net assets	$556,305,615
Shares outstanding	41,835,817
Net asset value per share	$13.30
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Statement of Operations
Year Ended December 31, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$935,451
Dividends — affiliated issuers	20,323,779
Interest	75,668
Total income	21,334,898
Expenses:
Management services fees	1,185,495
Distribution and/or service fees
Class 2	1,430,569
Service fees	343,712
Custodian fees	36,345
Printing and postage fees	14,699
Accounting services fees	34,118
Legal fees	18,233
Compensation of chief compliance officer	97
Compensation of board members	16,272
Deferred compensation of board members	9,631
Other	12,681
Total expenses	3,101,852
Net investment income	18,233,046
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	561,071
Investments — affiliated issuers	7,021,229
Capital gain distributions from underlying affiliated funds	41,695
Foreign currency translations	(54,151)
Forward foreign currency exchange contracts	5,522
Futures contracts	4,513,853
Option contracts purchased	(1,442,158)
Option contracts written	118,550
Net realized gain	10,765,611
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,268,008)
Investments — affiliated issuers	(1,222,319)
Forward foreign currency exchange contracts	(573,849)
Futures contracts	95,586
Option contracts purchased	(75,374)
Option contracts written	(5,158)
Net change in unrealized appreciation (depreciation)	(5,049,122)
Net realized and unrealized gain	5,716,489
Net increase in net assets resulting from operations	$23,949,535
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Statement of Changes in Net Assets

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations
Net investment income	$18,233,046	$14,440,171
Net realized gain (loss)	10,765,611	(4,098,138)
Net change in unrealized appreciation (depreciation)	(5,049,122)	33,498,089
Net increase in net assets resulting from operations	23,949,535	43,840,122
Decrease in net assets from capital stock activity	(46,480,438)	(69,890,944)
Total decrease in net assets	(22,530,903)	(26,050,822)
Net assets at beginning of year	579,484,886	605,535,708
Net assets at end of year	$556,953,983	$579,484,886

	Year Ended		Year Ended
	December 31, 2024		December 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	4,631	60,562	17,901	220,889
Shares redeemed	(4,295)	(57,620)	(5,531)	(67,537)
Net increase	336	2,942	12,370	153,352
Class 2
Shares sold	3,654,130	48,378,446	2,130,562	25,752,752
Shares redeemed	(7,232,197)	(94,861,826)	(7,899,764)	(95,797,048)
Net decrease	(3,578,067)	(46,483,380)	(5,769,202)	(70,044,296)
Total net decrease	(3,577,731)	(46,480,438)	(5,756,832)	(69,890,944)
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

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Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2024	$12.89	0.47	0.13	0.60
Year Ended 12/31/2023	$11.93	0.33	0.63	0.96
Year Ended 12/31/2022	$14.16	0.20	(2.43)	(2.23)
Year Ended 12/31/2021	$13.76	0.16	0.24	0.40
Year Ended 12/31/2020	$12.70	0.15	0.91	1.06
Class 2
Year Ended 12/31/2024	$12.75	0.42	0.13	0.55
Year Ended 12/31/2023	$11.82	0.29	0.64	0.93
Year Ended 12/31/2022	$14.07	0.15	(2.40)	(2.25)
Year Ended 12/31/2021	$13.71	0.11	0.25	0.36
Year Ended 12/31/2020	$12.68	0.15	0.88	1.03

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2024	$13.49	4.66%	0.29%	0.29%	3.52%	174%	$648
Year Ended 12/31/2023	$12.89	8.05%	0.29% (c)	0.29% (c)	2.73%	178%	$616
Year Ended 12/31/2022	$11.93	(15.75% )	0.29% (c)	0.29% (c)	1.56%	147%	$422
Year Ended 12/31/2021	$14.16	2.91%	0.29% (c)	0.29% (c)	1.18%	195%	$421
Year Ended 12/31/2020	$13.76	8.35%	0.30%	0.30%	1.16%	132%	$363
Class 2
Year Ended 12/31/2024	$13.30	4.31%	0.54%	0.54%	3.18%	174%	$556,306
Year Ended 12/31/2023	$12.75	7.87%	0.54% (c)	0.54% (c)	2.43%	178%	$578,869
Year Ended 12/31/2022	$11.82	(15.99% )	0.54% (c)	0.54% (c)	1.22%	147%	$605,114
Year Ended 12/31/2021	$14.07	2.63%	0.54% (c)	0.54% (c)	0.81%	195%	$744,356
Year Ended 12/31/2020	$13.71	8.12%	0.55%	0.55%	1.15%	132%	$901,838
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Notes to Financial Statements
December 31, 2024
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to increase return on investments, to facilitate buying and selling of securities for investments, to decrease the Fund’s exposure to equity risk, and to produce incremental earnings. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2024:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	255,428 *
Equity risk	Investments, at value — Option contracts purchased	1,479,385
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	772,190
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	469,127 *
Total		2,976,130

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Notes to Financial Statements (continued)
December 31, 2024
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	73,982 *
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	978,154
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	119,299 *
Total		1,171,435

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	4,370,144	(1,442,158)	118,550	3,046,536
Foreign exchange risk	5,522	—	—	—	5,522
Interest rate risk	—	143,709	—	—	143,709
Total	5,522	4,513,853	(1,442,158)	118,550	3,195,767

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	(344,752)	(75,374)	(5,158)	(425,284)
Foreign exchange risk	(573,849)	—	—	—	(573,849)
Interest rate risk	—	440,338	—	—	440,338
Total	(573,849)	95,586	(75,374)	(5,158)	(558,795)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	71,759,138
Futures contracts — short	18,303,530

Derivative instrument	Average value ($)
Option contracts purchased	1,300,883
Option contracts written	(22,480)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	309,009	(318,894)
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2024:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Forward foreign currency exchange contracts	314,154	15,946	126	276,512	99,832	-	42,428	23,192	772,190
Put option contracts purchased	-	-	-	-	-	1,479,385	-	-	1,479,385
Total assets	314,154	15,946	126	276,512	99,832	1,479,385	42,428	23,192	2,251,575
Liabilities
Forward foreign currency exchange contracts	150,489	161,674	9,399	44,661	32,968	-	304,268	274,695	978,154
Total financial and derivative net assets	163,665	(145,728)	(9,273)	231,851	66,864	1,479,385	(261,840)	(251,503)	1,273,421
Total collateral received (pledged) (b)	-	-	-	-	-	-	-	-	-
Net amount (c)	163,665	(145,728)	(9,273)	231,851	66,864	1,479,385	(261,840)	(251,503)	1,273,421

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
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Notes to Financial Statements (continued)
December 31, 2024
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory

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Notes to Financial Statements (continued)
December 31, 2024
services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2024 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2024 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2024 through April 30, 2025 (%)	Prior to May 1, 2024 (%)
Class 1	0.77	0.78
Class 2	1.02	1.03
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $861,333,599 and $861,242,920, respectively, for the year ended December 31, 2024, of which $752,667,994 and $760,943,628, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2024.

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2024.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Shareholder concentration risk
At December 31, 2024, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Variable Portfolio – Managed Volatility Conservative Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Conservative Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Conservative Fund  | 2024

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Variable Portfolio – Managed Volatility Conservative Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2025 Columbia Management Investment Advisers, LLC.
ANN7045_12_D01_(02/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 24, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 24, 2025